SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM 8-K\A
                         AMENDMENT NO. 2

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

                         January 2, 2001
                (Date of Earliest Event Reported)

                 Commission File Number 1-15497
                     RecycleNet Corporation
      (Exact name of small business issuer in its charter)

             Utah                             97-0301924
(State or other jurisdiction of    (IRS Employer Identification No.)
 incorporation or organization)

           7 Darren Place, Guelph, ON N1H 6J2, Canada
  (Address of principal executive offices, including Zip Code)

                          519-767-2913
                 (Registrant's telephone number)



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

None; not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On January 2, 2001, RecycleNet Corporation acquired all of the outstanding capital stock of fiberglass.com, inc., a Utah corporation. The fiberglass.com, inc. shares were acquired primarily from current holders of Class N shares and/or common shares of RecycleNet.

The consideration for the acquisition was 32,500,649 shares of common stock. The acquisition was recorded at the historical cost of the assets and liabilities of fiberglass.com, inc.

The  assets of fiberglass.com, inc. included $1,480 in cash,  the
Internet portals Fiberglass World and House of Glass as  well  as
the    domain    names   fiberglass.com,   glasschange.com    and
glasschange.net.

Audited financial statements for fiberglass.com, inc. as well  as
related   pro  forma  financial  information  has  been  included
elsewhere herein.

The largest shareholder of fiberglass.com, inc. was Inter-Continental Recycling Inc., which owned 4,373,511 common shares or 48% of the total. In consideration of the purchase, Inter-Continental received 15,637,852 common shares of the registrant. On July 14, 2000 Inter-Continental Recycling received 22,950,000 common shares of RecycleNet or 84% of the shares issued by it in consideration of the acquisition of metalworld.com, inc.

Inter-Continental  Recycling now holds  an  aggregate  38,587,852 common shares of the registrant, or 53.5% of the total issued common shares. Inter-Continental is beneficially owned by Mr.
Paul Roszel, the President and Director of the registrant.

In addition, Mr. Roszel and his wife received an aggregate of 1,785,750 common shares of RecycleNet Corporation, directly or indirectly, in exchange for their shares in fiberglass.com, inc.

Inter-Continental Recycling, Inc. also owns 58,033,269 Class N shares of the registrant or 87% of the outstanding Class N shares. Also, Mr. Roszel owns of records 5,526,312 Class N shares or 8.3% of the total outstanding Class N shares.

The Class N shares are convertible into common shares of the registrant on a one-for-one basis at the discretion of the holders thereof.

Mr. Richard Ivanovick CA, an Officer and Director of the registrant received 2,857,200 common shares of the registrant in exchange for shares in fiberglass.com, inc. Also on July 14, 2000, 612,000 common shares of the registrant were received by Mr. Ivanovick in the exchange of shares for metalworld.com, inc. Mr. Ivanovick now holds 3,469,200 common shares of the registrant or 4.8% of the total common shares issued.

In addition, Mr. Ivanovick holds directly or indirectly an aggregate of 636,422 Class N shares of the registrant.

Mr.  Keith  Deck,  a director of the registrant received  200,004 common  shares  of  the  registrant in  exchange  for  shares  in
fiberglass.com,  inc.  Mr. Deck now holds a  total  of  2,040,600 common shares of the registrant.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

None; not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None; not applicable.

ITEM 5.   OTHER EVENTS

None; not applicable.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

None; not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

None; not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

None; not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION 5

None; not applicable.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RECYCLENET CORPORATION
                              March 16, 2001



                              By: /s/ Paul Roszel,
                              -----------------------------------
                              Chairman of the Board of Directors

             RECYCLENET CORPORATION AND SUBSIDIARIES

                  INDEX TO FINANCIAL STATEMENTS



                                                                 Page

RecycleNet Corporation and Subsidiaries Unaudited
  Pro Forma Condensed Consolidated Financial Statements          F-2

     Unaudited Pro Forma Condensed Consolidated Balance
       Sheet - September 30, 2000                                F-3

     Unaudited Pro Forma Condensed Statements of Operations
       for the Nine Months Ended September 30, 2000
       (Unaudited)                                               F-4

     Unaudited Pro Forma Condensed Consolidated Statement of
        Operations for the Year Ended December 31, 1999
        (Unaudited)                                              F-5

     Notes to Unaudited Pro Forma Condensed Consolidated
       Financial Statements                                      F-6


fiberglass.com, inc.

     Report of Independent Certified Public Accountants          F-7

     Balance Sheets as at September 30, 2000 and December
       31, 1999                                                  F-8

     Statements of Operations for the Nine Months Ended
       September 30, 2000, and for the Period from August
       26, 1999 (Date of Inception) to December 31, 1999         F-9

     Statements of Stockholders' Deficit for the Period from
       August 26, 1999 (Date of Inception) to December 31,
       1999 and for the Nine Months Ended September 30, 2000     F-10

     Statements of Cash Flows for the Nine Months Ended
       September 30, 2000, and for the Period from September
       29, 1999 (Date of Inception) to December 31, 1999         F-11

     Notes to Financial Statements                               F-12


                                   F-1

             RECYCLENET CORPORATION AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


On January 2, 2001, RecycleNet Corporation ("RecycleNet") issued 32,500,649 shares of common stock in exchange for all of the issued and outstanding common stock of fiberglass.com, inc. Prior to the exchange, fiberglass.com, inc. was owned primarily by the holders of Class N shares of RecycleNet. Since the exchange was between entities under common control, the purchase of fiberglass.com, inc. has been accounted for at historical cost in a manner similar to pooling of interests.

On July 14, 2000, RecycleNet Corporation ("RecycleNet") issued 27,322,608 shares of common stock in exchange for all of the issued and outstanding common stock of metalworld.com, inc. Prior to the exchange, metalworld.com, inc. was owned primarily by the holders of Class N shares of RecycleNet. Since the exchange was between entities under common control, the purchase of metalworld.com, inc. has been accounted for at historical cost in a manner similar to pooling of interests.

The accompanying pro forma condensed consolidated financial statements are derived from the historical consolidated financial statements of RecycleNet for the nine months ended September 30, 2000 and for the year ended December 31, 1999 and the notes thereto and the historical financial statements of fiberglass.com, inc. and metalworld.com, inc., and notes thereto, and should be read in connection with those historical financial statements. The accompanying pro forma balance sheet of RecycleNet has been prepared to reflect the transfer of fiberglass.com to RecycleNet as if it had occurred on September 30, 2000. The accompanying pro forma condensed statements of operations have been prepared to present the effects of the above transactions as though they had occurred on August 26, 1999 and September 29, 1999, the dates fiberglass.com, inc. and metalworld.com were respectively formed. The pro forma financial data is presented for informational purposes only and may not be indicative of the future results of operations or what the results of operations would have been had these transactions occurred on August 26, 1999 and September 29, 1999.

                                   F-2

                RECYCLENET CORPORATION AND SUBSIDIARIES
              UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                             BALANCE SHEET
                       AS OF SEPTEMBER 30, 2000



                                ASSETS

                                         fiberglass.
                             RecyeleNet     com        Pro Forma    Pro Forma
                             Corporation    Inc.      Adjustments    Results
                            ------------  --------      --------    ----------
Current Assets
  Cash                      $    122,322  $ 11,891      $      -    $  134,213
  Trade accounts
   receivable, net of
   allowance for doubtful
   accounts                       64,664     1,644(A)     (1,644)       64,664
  Note receivable                 17,500         -             -        17,500
                            ------------  --------       -------     ---------

     Total Current Assets        204,486    13,535        (1,644)      216,377

Net Property and Equipment        12,598         -             -        12,598
                            ------------  --------      --------    ----------
Total Assets                $    217,084  $ 13,535      $ (1,644)   $  228,975
                            ============  ========      ========    ==========


                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Trade accounts payable    $     21,395  $  4,144(A)   $ (1,644)   $   23,895
  Payable to shareholder               -     1,473             -         1,473
  Accrued liabilities              6,000         -             -         6,000
  Deferred revenue                61,106         -             -        61,106
                            ------------  --------      --------    ----------
     Total Current
       Liabilities                88,501     5,617        (1,644)       92,474
                            ------------  --------      --------    ----------
Stockholders' Equity
  Class N common stock           665,918         -             -       665,918
  Common stock                   395,050    27,161(B)    325,006             -
                                                  (C)    (27,161)      720,056
  Additional paid-in
    capital                      196,745     1,000(B)   (325,006)            -
                                                  (C)      6,918      (120,343)
  Accumulated deficit         (1,129,130) (20,243)(C)     20,243    (1,129,130)
                            ------------  -------       --------    ----------
     Total Stockholders'
       Equity                    128,583    7,918              -       136,501
                            ------------  -------       --------    ----------
Total Liabilities and
  Stockholders' Equity      $    217,084  $13,535       $ (1,644)   $  228,975
                            ============  =======       ========    ==========

                                        F-3


                RECYCLENET CORPORATION AND SUBSIDIARIES
              UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                       STATEMENTS OF OPERATIONS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000


                                        fiberglass.   metalworld.
                          RecycleNet       com          com
                          Corporation      Inc.         Inc.       Pro Forma
                          -----------     --------       -------  -----------
Sales                     $ 1,685,814     $  3,532       $     -  $ 1,689,346
Cost of Sales               1,291,356            -             -    1,291,356
                          -----------     --------       -------  -----------
Gross Profit                  394,458        3,532             -      397,990
                          -----------     --------       -------  -----------
Operating Expenses
  General and
   administrative expenses    342,517       19,516         4,747      366,780
  Exchange gain                (1,969)           -             -       (1,969)
                          -----------     --------       -------  -----------
Total Operating Expenses      340,548       19,516         4,747      364,811
                          -----------     --------       -------  -----------
Net Income (Loss)         $    53,910     $(15,984)      $(4,747) $    33,179
                          ===========     ========       =======  ===========
Basic Income Per Common
  Share                   $      0.00                             $      0.00
                          ===========                             ===========
Diluted Income Per Common
  Share                   $      0.00                             $      0.00
                          ===========                             ===========
Weighted-Average Number
  of Common Shares Used
  in Basic Income Per
  Common Share Calculation 18,920,084                              70,965,372
                          ===========                             ===========
Weighted-Average Number
  of Common Shares and
  Dilutive Potential
  Common Shares Used
  in Diluted Income Per
  Common Share
  Calculation              86,552,185                             138,597,473
                          ===========                            ============

                                   F-4

                RECYCLENET CORPORATION AND SUBSIDIARIES
              UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                       STATEMENTS OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1999


                                      fiberglass.  metalworld.
                          RecycleNet      com,        com,
                          Corporation     Inc.        Inc.      Pro Forma
                          -----------   -------   ---------   ------------
Sales                     $   579,617   $     -   $       -   $    579,617

Cost of Sales                 379,853         -           -        379,853
                          -----------   -------   ---------   ------------

Gross Profit                  199,764         -           -        199,764
                          -----------   -------   ---------   ------------
Operating Expenses
  General and
   administrative
   expenses                   307,885     4,259       2,550        314,694
  Exchange loss                   709         -           -            709
  Impairment of marketing
   rights                     196,932         -           -        196,932
  Professional fees (paid
   with stock)                423,917         -           -        423,917
  Merger and acquisition
   expense (paid
   with stock)                400,000         -           -       400,000
                          -----------   -------   ---------   -----------

Total Operating Expenses    1,329,443     4,259       2,550     1,336,252
                          -----------   -------   ---------   -----------
Net Income (Loss)         $(1,129,679)  $(4,259)  $  (2,550)  $(1,136,488)

Basic and Diluted Loss
 Per Common Share         $     (0.16)                        $     (0.04)
                          ===========                         ===========
Weighted-Average Number
 of Common Shares Used
 in Per Share Calculation   7,209,686                          25,479,781
                          ===========                         ===========

                                   F-5


            NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                 PRO FORMA FINANCIAL STATEMENTS


(A) This adjustment eliminates the amount of revenues due to fiberglass.com from RecycleNet under the terms of the merchant service agreement between the two companies.

(B) This adjustment shows the issuance of 32,500,649 shares of RecycleNet common stock in exchange for 100% of fiberglass.com, Inc.

(C) This adjustment eliminates the common stock and the accumulated deficit of fiberglass.com, Inc.

                                   F-6


  HANSEN, BARNETT & MAXWELL
  A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS

                                                     (801) 532-2200
Member of AICPA Division of Firms                   Fax (801) 532-7944
      Member of SECPS                           345 East Broadway, Suite 200
Member of Summit International Associates, Inc.    Salt Lake City, Utah
                                                         84111-2693
                                                      www.hbmcpas.com



       REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and the Stockholders fiberglass.com, inc.


We have audited the accompanying Balance Sheets of fiberglass.com, inc., a development stage enterprise, as of September 30, 2000 and December 31, 1999, and the related statements of operations, stockholders' deficit5 and cash flows for the nine months ended September 30, 2000, for the period from August 26, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an option on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of fiberglass.com, inc. as of September 30, 2000 and December 31, 1999 and the results of its operations and its cash flows for the nine months ended September 30, 2000 from August 26, 1999 (date of inception) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has had limited operating history and has no revenues to date. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.



                                   /s/ HANSEN, BARNETT & MAXWELL
                                   -----------------------------
				            HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
March 9, 2001


                                   F-7

                      fiberglass.com, inc.
                (A Development Stage Enterprise)
                          BALANCE SHEET


                                             September 30,   December 31,
                                                     2000           1999
                                             ------------    -----------
                             ASSETS

Current Assets
   Cash                                      $     11,891    $    23,593
   Accounts receivable                              1,644              -
                                             ------------    -----------
Total Current Assets                         $     13,535    $    23,593
                                             ============    ===========


              LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities
   Accounts payable                          $      4,144    $         -
   Payable to shareholder                           1,473            691
                                             ------------    -----------
      Total Current Liabilities                     5,617            691
                                             ------------    -----------
Stockholders' Deficit
   Common stock - no par value; shares
     authorized:
      100,000,000 shares issued:/
      18,033,956                                   27,161         27,161
   Additional paid-in capital                       1,000              -
   Deficit accumulated during the
    development stage                             (20,243)        (4,259)
                                             ------------    -----------

      Total Stockholders' Equity                    7,918         22,902
                                             ------------    ------------

Total Liabilities and Stockholders' Equity   $     13,535    $     23,593
                                             ============    ============

The accompanying notes are an integral part of these financial staements.

                              F-8


                      fiberglass.com, inc.
                (A Development Stage Enterprise)
                    STATEMENTS OF OPERATIONS

                                                      For the  Cumulative for
                                                  Period From     Period From
                                                    August 26,      August 26,
                                                    1999 (Date      1999 (Date
                                  For the Nine    of Inception)   of Incpetion)
                                  Months Ended        Through          Through
                                  Septmeber 30,   December 31,    September 30,
                                          2000           1999             2000
                                  -------------   ------------    ------------
Revenues                          $       3,532   $          -    $      3,532

Operating Expenses
   General and administrative
    expenses                             19,516          4,259          23,775
                                  -------------   ------------    ------------
Net Loss                          $     (15,984)  $     (4,259)   $    (20,243)
                                  =============   ============    ============
Basic and Diluted Loss Per Share  $       (0.00)  $      (0.00)   $      (0.00)
                                  =============   ============    ============
Weighted Average Shares Used In
 Per Share Calculations              18,033,956     18,033,956      18,033,956
                                  =============   ============    ============

The accompanying notes are an integral part of these financial statements.

                                   F-9


                         fiberglass.com, inc.
                   (A Development Stage Enterprise)
                  STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                     Deficit
                                                                 Accumulated
                                  Common Stock       Additional   During the  Stockholders'
                              ----------------------   Paid-in   Development        Equity
                                  Shares      Amount   Capital      Stage         (Deficit)
                              ----------     -------   -------   --------     ------------
Balance - August 26, 1999
   (Date of Inception)                 -     $     -   $     -   $      -     $          -

Stock issued for cash
   August 1999, $0.00
     per share                 18,033,956      27,161        -          -           27,161

Net loss                                -           -        -     (4,259)          (4,259)
                               ----------    --------  --------  --------     ------------
Balance - December 31, 1999    18,033,956      27,161         -    (4,259)          22,902

Services contributed during
 2000                                   -           -     1,000         -            1,000

Net loss                                -           -         -   (15,984)          15,984
                              -----------    --------  --------  --------     ------------
Balance - September 30, 2000   18,033,000    $ 27,161  $  1,000  $ (20,243)  $      (7,918)
                              ===========    ========  ========  =========   =============


The accompanying notes are an integral part of these financial statements.

                                   F-10


                         fiberglass.com, inc.
                   (A Development Stage Enterprise)
                       STATEMENTS OF CASH FLOWS

                                                      For the  Cumulative for
                                                  Period From     Period From
                                                    August 26,      August 26,
                                                    1999 (Date      1999 (Date
                                  For the Nine    of Inception)   of Incpetion)
                                  Months Ended        Through          Through
                                  Septmeber 30,   December 31,    September 30,
                                          2000           1999             2000
                                  ------------    ------------    ------------

Cash Flows From Operating
 Activities
  Net loss                        $    (15,984)   $     (4,259)   $    (20,243)
  Adjustments to reconcile net
   loss to net cash used in
   operating activities:
     Increase in accounts
      payable                            4,144               -           4,144
     Increase in accounts
      receivable                        (1,644)              -          (1,644)
     Services contributed to
     additional paid-in capital          1,000               -           1,000
                                  ------------    ------------    ------------
     Net Cash Used In Operating
      Activities                       (12,484)         (4,259)        (16,743)

Cash Flows From Financing
 Activities
  Proceeds from issuance of
   common stock                              -          27,161          27,161
  Payable to shareholder                   782             691           1,473
                                  ------------    ------------    ------------
     Net Cash Provided By
      Financing Activities                 782          27,852          28,634
                                  ------------    ------------    ------------

Net Change in Cash                     (11,702)         23,593          11,891
                                  ------------    ------------    ------------
Cash at Beginning of Period             23,593               -               -
                                  ------------    ------------    ------------
Cash at End of Period             $     11,891    $     23,593    $     11,891
                                  ============    ============    ============

The accompanying notes are an integral part of these financial statements.

                                   F-11


NOTE 1-NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

Organization and Nature of Operations - fiberglass.com, inc. (the Company) was incorporated under the laws of the State of Utah on August 26, 1999. The Company is a development stage enterprise seeking to develop business in the areas of designing Internet sites, Internet advertising and Internet trading of consumable recyclable goods.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Business Condition - The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplates continuation of the Company as a going concern. The Company has had a limited operating history and has had only $3,532 in revenue to date. The Company has suffered losses from operations totaling $19,243 and has had negative cash flows from operations since inception. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company's continued existence is dependent upon its ability to raise additional capital, obtain financing, and achieve profitable operations. On January 2, 2001, Management reorganized the Company into RecycleNet Corporation. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Basic and Diluted Loss Per Share - Basic and diluted loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period.

NOTE 2 - PAYABLE TO SHAREHOLDER

Since the inception of the Company on August 26, 1999, a shareholder of the Company has loaned the Company cash for use in its operations. The balance due to the shareholder, as of September 30, 2000 and December 31, 1999, was $1,473 and $691, respectively. The payable to the Shareholder is due on demand and is not interest bearing.

NOTE 3 - STOCKHOLDERS' EQUITY

During August 1999, the Company issued 17,950,000 common shares for cash totaling $180 or $0.00 per share; 30,000 common shares for $3 or $0.00 per share; and 53,956 common shares for $26,978 of cash, or $0.50 per share.

During the nine months ended September 30, 2000, services valued at $1,000 were contributed to additional paid-in capital.

                                   F-12


NOTE 4 - SUBSEQUENT EVENTS

During January 2001, a shareholder returned 9,143,489 common shares to the Company. There were no unstated rights or privileges involved in this transaction.

During January 2001, the Company issued 209,533 common shares for $104,767 in cash.

Also in January 2001, all of the Company's outstanding common stock was acquired by RecycleNet Corporation, a company under common control with the Company. The Company's shareholders received 32,500,649 common shares of RecycleNet Corporation in exchange for all of the 9,100,000 outstanding commons hares of fiberglass.com, inc.



                                   F-13